March 30, 2017

Jackson Square Large-Cap Growth Fund

Series of Managed Portfolio Series (the “Trust”)

Supplement to the Prospectus and Summary Prospectus dated February 28, 2017

On March 29, 2017, the Board of Trustees of the Trust approved a revision to the investment objective for the Jackson Square Large-Cap Growth Fund (the “Fund”).  The revised investment objective for the Fund will go into effect on May 29, 2017, 60 days following this notice to shareholders. There are no changes to the Fund’s principal investment strategies or its principal risks.

Current Investment Objective	Revised Investment Objective
The Fund seeks capital appreciation.	The Fund seeks long-term capital appreciation.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 844-577-3863.
This supplement should be retained with your Prospectus for future reference.